As filed with the Securities and Exchange Commission on June 1, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22552

City National Rochdale International Trade Fixed Income Fund
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Michael Gozzillo
570 Lexington Avenue
New York, New York 10022-6837
 (Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: March 31, 2015

Item 1. Schedule of Investments.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments, March 31, 2015 (Unaudited)

Principal		Percentage of	Coupon	Maturity
Amount		Net Assets	Rate (a)	Date	Fair Value

	Long-Term Investments:

	Asset Backed Securities:

	Hong Kong
120,937	Sea Lane Series 2011-1A - Class A	0.9%	2.26%	02/12/2016	$84,656
	(Acquired 11/02/2012, Aggregate Cost $122,370) (b) (c)
	Total Asset Backed Securities (Cost $122,370):	0.9			84,656

	Corporate Bank Loans:

	Bangladesh
1,000,000	Bangladesh Biman Airlines	10.4	5.76	02/05/2019	1,000,000

	Brazil
800,000	Bahia Speciality Cellulose S.A.	8.3	4.13	03/04/2015	800,000

	France
586,512	Maurel & Prom Drilling Services BV	4.9	2.26	12/23/2018	469,209

	Kazakhstan
600,000	Kazmunaigaz Finance Sub BV	6.2	2.35	07/15/2016	594,300

	Mongolia
885,513	Just Group LLC (d)	2.3	-	10/10/2014	221,378
129,820	MSC Holding LLC (Tranche A)	1.3	6.26	11/23/2015	129,236
378,642	MSC Holding LLC (Tranche B)	3.9	7.76	11/23/2017	375,802
		7.5			726,416

	Nigeria
706,957	PXF Funding Limited	7.3	4.02	06/15/2019	698,473

	Panama
133,334	Banana International Corporation (d)	0.7	-	06/15/2015	66,667
400,003	Banana International Corporation (Insured) (d)	4.1	-	06/15/2015	390,003
		4.8			456,670

	Russia
500,000	Mechel (Tranche A) (d)	1.0	-	08/10/2015	100,000
500,000	Mechel (Tranche B) (d)	1.0	-	11/08/2016	100,000
		2.0			200,000

	Sierra Leone
554,029	African Minerals (d)	3.5	-	03/30/2017	332,417

	Ukraine
156,250	Metinvest BV	0.4	4.93	05/31/2015	39,063

	United Arab Emirates
571,429	Ammalay Commodities Dubai, Rei-Agro India (d)	1.2	-	04/29/2016	114,286

	Total Corporate Bank Loans (Cost $7,826,895):	56.5			5,430,834

	Government Issued Term Loans:

	Angola
600,000	Ministry of Finance of the Republic of Angola	6.2%	5.90%	02/24/2018	$598,200

	Tanzania
1,250,000	Tanzania, Ministry of Finance	13.1	6.20	03/03/2021	1,248,750

	Total Government Issued Term Loans (Cost $1,842,265)	19.3			1,846,950

	Total Long-Term Investments	76.7			7,362,440

	Short-Term Investment:

	Money Market Fund
	United States
	First American Government Obligations Fund, 0.01% (e)	19.0			1,827,049

	Total Investments (Cost $11,618,579)	95.7%			$9,189,489

(a)	Variable rate
(b)	144a restricted security
(c)	Private placement
(d)	Defaulted
(e)	7-day yield

For information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent annual financial statements.

City National Rochdale International Trade Fixed Income Fund
Schedule of Investments, March 31, 2015 (Unaudited), Continued

On December 3, 2014 the Board of Trustees approved an amended and restated plan of liquidation to redeem all outstanding shares of the Fund. The Fund is no longer accepting new subscriptions and has suspended all exchange transactions between investors. The Fund filed an application for deregistration with the Securities Exchange Commission on December 23, 2014 in order to cease to be an Investment Company as defined by the Investment Company Act of 1940, as amended. The Fund is no longer pursuing its investment objective.

Summary of Fair Value Exposure

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3 – Investments).

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.  Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded.  If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share.  Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).

Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally relies on a third-party pricing system, agent, or dealer, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading.  When appropriate the Manager may determine a security’s fair value based on an assessment of multiple factors, including the value provided by an independent third party, but which may not agree with the specific price from such third party providing such service.  The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost (or, if purchased at a discount, then at its accredited cost), so long as such valuations are determined by the Board in good faith to represent fair value.

With respect to other securities and investments, securities for which market quotations are available, but which are restricted as to salability or transferability, are valued as provided above, based on the nature and term of the restrictions.  Investments valued under this methodology are considered Level 2 assets.

The Sub-Adviser generally selects trade finance-related securities for investment by the Fund to be held to maturity, and the Manager’s Fair Value Committee will base its estimation of fair value on this presumption.  Where the Sub-Adviser decides that the Fund will not hold the security to maturity, the basis of its fair value estimates will differ.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  When making a determination of the fair value of a trade finance-related security, the Sub-Adviser may furnish the Fair Value Committee with a variety of factors that will include but not be limited to: (1) the cost and/or repayment performance of the underlying trade finance-related security, (2) the last reported price at which the investment was traded, (3) information regarding the investment, the issuer and its sector, country or region, (4) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (5) any publicly announced transaction involving the issuer, (6) comparisons to other investments or to financial indices that are correlated to the investment, (7) with respect to fixed income investment, changes in market yields and spreads, and/or (8) other factors that might affect the investment’s value. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Fair Value Committee will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology for determining the valuation.  Where investments are valued using this methodology and are valued by the Fair Value Committee, they will be considered Level 3 assets.  Where investments are valued independently by a third party, such as Debt Domain, using such a methodology they will be considered Level 2 assets.

The following are the classes of investments at March 31, 2015 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Unobservable Inputs	Total
	(Level 1)	(Level 2)	(Level 3)
Long-Term Investments
Asset Backed Securities	$-	$84,656	$-	$84,656
Corporate Bank Loans	-	4,399,437	1,031,397	5,430,834
Government Issued Term Loans	-	1,846,950	-	1,846,950
Total Long-Term Investments	$-	$6,331,043	$1,031,397	$7,362,440

Short-Term Investment
Money Market Fund	$1,827,049	$-	$-	$1,827,049

Total Investments	$1,827,049	$-	$-	$9,189,489

Level 3 Reconciliation Disclosure

Investment in Securities
Balance, December 31, 2014	$1,855,676
Realized gain/(loss)	-
Change in unrealized fair value	(530,925)
Purchases	-
Transfers *	(293,354)
Balance, March 31, 2015	$1,031,397

* The Fund recognizes transfers between levels at the end of the reporting period. During the period ended March 31, 2015 the City National Rochdale International Trade Fixed Income Fund had transfers between Level 2 and Level 3. These relate to the classification of distressed loan securities by the Adviser’s Fair Value Committee.

The following is a schedule of transfers between Level 2 and Level 3 as of March 31, 2015:

	Level 2 Corporate Bank Loans		Level 3 Corporate Bank Loans
Transfers in	$332,417	Transfers in	$39,063
Transfers out	(39,063)	Transfers out	(332,417)
Total	$293,354	Total	$(293,354)

Quantitative Information about Level 3 Fair Market Measurements held in the Fund:

Type of Securities	Fair Value at March 31, 2015	Valuation Technique	Unobservable Input	Range
Corporate Bank Loans	$1,031,397	Discounted Cash Flows	Expected Settlement (as percent of principal)	50% - 97.50%
			Discount Rate	8% - 15%

The securities were valued using a discounted cash flow model reviewed by the Advisor’s Fair Value Committee. A decrease in the expected settlement or increase in the discount rate applied would cause the securities to decrease in value.

The cost basis of investments for federal income tax purposes at March 31, 2015 was as follows*:

Cost of investments	$11,618,579

Gross unrealized appreciation	17,564
Gross unrealized depreciation	(2,446,654)
Net unrealized depreciation	$(2,429,090)

* Because tax adjustments are calculated annually, the above table does not reflect tax adjustments.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale International Trade Fixed Income Fund

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                         Garrett R. D’Alessandro, President

Date    June 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Garrett R. D’Alessandro
                                           Garrett R. D’Alessandro, President

Date    June 1, 2015

By (Signature and Title)*  /s/ Greg Francoeur
                                          Greg Francoeur, Chief Financial Officer

Date    May 29, 2015

* Print the name and title of each signing officer under his or her signature.